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                                                                     EXHIBIT (q)


                            FORTIS SERIES FUND, INC.

                                POWER OF ATTORNEY
                        TO SIGN POST-EFFECTIVE AMENDMENTS
                            TO REGISTRATION STATEMENT

The undersigned, directors of FORTIS SERIES FUND, INC. (the "Company"), hereby appoint David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, and Scott R. Plummer or any one of them, as attorneys-in-fact for the purpose of signing in their names and on their behalf as directors of this Company and filing with the Securities and Exchange Commission any and all post-effective amendments to the Registration Statement of the Company on Form N-1A.

Dated:  September 26, 2001
                                  /s/ Allen R. Freedman
                                  ---------------------------------------------
                                  ALLEN R. FREEDMAN, DIRECTOR


                                  /s/ Robert M. Gavin, Jr.
                                  ---------------------------------------------
                                  DR. ROBERT M. GAVIN, DIRECTOR


                                  /s/ Jean L. King
                                  ---------------------------------------------
                                  JEAN L. KING, DIRECTOR


                                  /s/ Phillip O. Peterson
                                  ---------------------------------------------
                                  PHILLIP O. PETERSON, DIRECTOR


                                  /s/ Robb L. Prince
                                  ---------------------------------------------
                                  ROBB L. PRINCE, DIRECTOR


                                  /s/ Leonard J. Santow
                                  ---------------------------------------------
                                  LEONARD J. SANTOW, DIRECTOR


                                  /s/ Noel F. Schenker
                                  ---------------------------------------------
                                  NOEL F. SCHENKER, DIRECTOR


                                  /s/ Dr. Lemma W. Senbet
                                  ---------------------------------------------
                                  DR. LEMMA W. SENBET, DIRECTOR


                                  /s/ Joseph M. Wikler
                                  ---------------------------------------------
                                  JOSEPH M. WIKLER, DIRECTOR


                                  /s/ David M. Znamierowski
                                  ---------------------------------------------
                                  DAVID M. ZNAMIEROWSKI, DIRECTOR